Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347
GMO TRUST
Supplement to
GMO Trust Prospectus dated June 30, 2007
and
GMO Trust Statement of Additional Information dated June 30, 2007
GMO Global Balanced Asset Allocation Fund; GMO Strategic Opportunities Allocation Fund;
GMO Benchmark-Free Allocation Fund
Effective July 30, 2007, each of the above-referenced Funds may invest in GMO Special Situations Fund, a separate investment portfolio of GMO Trust. As a result of each Fund’s investment in GMO Special Situations Fund, each Fund will be indirectly exposed to the risks of GMO Special Situations Fund. For additional information about GMO Special Situations Fund, see “Investment in GMO Funds Offered through Separate Private Placement Memoranda” below.
Investment in GMO Funds Offered through Separate Private Placement Memoranda
Effective July 30, 2007, the section in the Prospectus titled “Investment in GMO Funds Offered through Separate Private Placement Memoranda” is amended to include the following information:
GMO Special Situations Fund. GMO Special Situations Fund (“SSF”), a portfolio of the Trust, is described in a separate private placement memorandum. Shares of SSF are not publicly offered and are principally available only to other GMO Funds and certain other accredited investors. SSF is managed by GMO.
SSF pays an investment management fee to the Manager at the annual rate of 0.37% of SSF’s average daily net assets. SSF offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of SSF’s average daily net assets and Class  VI shares pay shareholder service fees at the annual rate of 0.055% of SSF’s average daily net assets. In addition, the Manager has agreed to reimburse SSF for Fund expenses through at least June 30, 2008 to the extent the Fund’s total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other

Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347
unusual expenses (including taxes)) exceed 0.37% of the Fund’s average daily net assets.
SSF’s investment objectives are capital appreciation and capital preservation. SSF is a non-diversified investment company within the meaning of the 1940 Act.
SSF seeks to achieve its investment objectives by implementing investment strategies that are intended to complement long-only investments in global equities and fixed income instruments. SSF may have exposure to foreign and U.S. equity securities (including both growth and value style equities and equities of any market capitalization), foreign and U.S. fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or hedge risks of market volatility). SSF is not restricted in its exposure to any particular asset class, and at times may be substantially invested in a single asset class (e.g., equity securities or fixed income securities). In addition, SSF is not restricted in its exposure to any particular market. SSF may have substantial exposure to a particular country or type of country (e.g., emerging countries).
In managing SSF’s strategy, the Manager will employ proprietary quantitative investment models and fundamental judgment for the selection of derivatives and other investments and portfolio construction. The models use one or more independent, though possibly concentrated or focused, strategies for selection of investments. The Manager also may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.
In pursuing its investment objectives, SSF may use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures, swap contracts, and swaptions, to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other types of derivatives); (iii) adjust exposure to market volatility; and/or (iv) manage risk by implementing shifts in investment exposure. In addition, SSF may use credit default swaps to a significant extent to take an active long or short position with respect to the likelihood of default by corporate or sovereign issuers. SSF may, and may do so to a significant extent, take active long and short currency positions in a particular currency through exchange-traded and OTC foreign currency derivatives as well as hedge its currency exposure through the use of currency forwards and other derivatives. Except for margin or other applicable regulatory requirements, there will be no limitations on the extent of SSF’s net long or net short positions.
SSF may elect to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the

Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347
investment manager to these companies but will not receive any additional management or other fees for such services.
SSF may invest directly in U.S. government securities and cash and cash-like investments. SSF also may invest a substantial portion of its total assets in SDCF. SDCF primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. See above for more information on SDCF.
SSF does not seek to control risk relative to a particular securities market index or benchmark. In addition, SSF does not seek to outperform a particular securities market index or blend of market indices.
To the extent a GMO Fund invests in SSF, it is subject to the risks associated with an investment in fixed income securities and related derivatives. The principal risks of an investment in SSF include Management Risk, Derivatives Risk, Currency Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, Non-Diversification Risk, Foreign Investment Risk, Market Risk — Fixed Income Securities and Related Derivatives, Market Risk — Equity Securities, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Liquidity Risk. Shareholders of each GMO Fund investing in SSF are indirectly exposed to these risks, in addition to all risks associated with their investment in such GMO Fund.
GMO Alpha Only Fund
The reference to “Class VI” in the table captioned “Annual Fund operating expenses” on page 91 of the Prospectus is hereby revised to read “Class IV”.
Disclosure of Portfolio Holdings
Beginning in the third calendar quarter of 2007, the top ten portfolio holdings of certain of the GMO Trust Funds may be posted monthly on GMO’s website. No confidentiality agreement is needed to access this information.
Supplement Date: July 27, 2007

Filed pursuant to Rule 497(e)
File Nos. 2-98772 and 811-04347
GMO TRUST
Supplement to
GMO Trust Class M Prospectus dated June 30, 2007
and
GMO Trust Class M Statement of Additional Information dated June 30, 2007
Disclosure of Portfolio Holdings
Beginning in the third calendar quarter of 2007, the top ten portfolio holdings of certain of the GMO Trust Funds may be posted monthly on GMO’s website. No confidentiality agreement is needed to access this information.
Supplement Date: July 27, 2007